                                                           EXHIBIT 10.93




* CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY THE BRACKETS, HAS BEEN OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                   AMENDMENT NO. 4 TO ENBREL SUPPLY AGREEMENT

         THIS AMENDMENT NO. 4 TO ENBREL SUPPLY AGREEMENT (this "Amendment") is effective as of October 31, 2003 between and among Genentech Inc., a Delaware corporation ("Genentech"), and Immunex Corporation, a Washington corporation and a wholly owned subsidiary of Amgen Inc. ("Immunex") (collectively the "Parties").

         Genentech and Immunex are parties to that certain Enbrel Supply Agreement dated April 12, 2002, as amended by that certain Amendment No. 1 to Enbrel Supply Agreement dated September 20, 2002, that certain Amendment No. 2 dated July 16, 2002 and that certain Amendment No. 3 to Enbrel Supply Agreement dated March 26, 2003 (as amended, the "Agreement").

         WHEREAS Genentech had initially provided Immunex with a forecast which provided that [*];

         WHEREAS Immunex requested that [*];

         WHEREAS Genentech has agreed to [*];

         WHEREAS in order to accommodate Immunex's request for [*], Genentech has had to [*];

         WHEREAS the Parties are agreeable to [*];

         WHEREAS the Parties are agreeable to [*].

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

         1. Exhibit A to the Enbrel Supply Agreement is deleted in its entirety and replaced with the following:

* Confidential Treatment Requested.

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
Calendar Year                Minimum Runs*              Maximum Runs*
-------------                -------------              -------------
     [*]                          [*]                        [*]
     [*]                          [*]                        [*]
     [*]                          [*]                        [*]

* When used in this Exhibit, the term "Runs" is a defined term, and it shall have the meaning given in the Agreement.

** The foregoing is not intended to relieve Amgen from payment obligations for Runs commenced prior to November 1, 2003 provided that all applicable conditions for payment set forth in the Agreement have been satisfied.

***[*].

         2. Immunex represents and warrants that it has the corporate power and authority and consents and the legal right to enter into this Amendment and has taken all necessary corporate action on its part to authorize execution of this Amendment.

         3. All capitalized terms not defined herein shall have the meaning set forth in the Agreement.

         4. Except as set forth herein, all other terms of the Agreement remain in full force and effect.

         5. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument. This Amendment shall be effective upon full execution by facsimile or original, and a facsimile signature shall be deemed to be and shall be as effective as an original signature. This Amendment may not be amended except by a written instrument duly executed and delivered by the Parties.

         IN WITNESS WHEREOF, the Parties hereto have executed this Amendment effective as of the date set forth above.

GENENTECH INC.                                IMMUNEX CORPORATION

By:  /s/ David Ebersman                       By:  /s/ Efi Cohen-Arazi
   ------------------------------------           ------------------------------

Name: David Ebersman                          Name: Efi Cohen-Arazi

Title: Sr. Vice President of Product          Title: VP Corporate Manufacturing
       Operations

Date:  12/24/03                               Date: 12/19/03

* Confidential Treatment Requested.